VENTURE LENDING & LEASING V, INC.

NOTICE OF ANNUAL SHAREHOLDER MEETING

TO BE HELD ON MAY 9, 2007

To the Shareholder of Venture Lending & Leasing V, Inc.:

An Annual Shareholder Meeting of Venture Lending & Leasing V, Inc. (“the Fund” or “Fund V”) will be held at 11:00 AM, Pacific time, on May 9, 2007, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, to consider and vote on the election of five members of the Board of Directors and the ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2007.

Each shareholder that owned shares of the Fund on the close of business on March 31, 2007 is entitled to vote at this meeting.  A shareholder may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it by fax.  A shareholder that executes a proxy card may nevertheless attend the meeting and vote in person.

By order of the Board of Directors of the Fund

/s/ Ronald W. Swenson

Ronald W. Swenson

Chairman of the Board of the Fund

April 16, 2007

If you plan to attend our meeting in person, please call Martin D. Eng at (408) 436-8577 X17

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Please complete the enclosed proxy card, date and sign it, and return it by fax.

VENTURE LENDING & LEASING V, INC.

2010 North First Street, Suite 310

San Jose, CA 95131

PROXY STATEMENT

ANNUAL SHAREHOLDER MEETING

May 9, 2007

Introduction

The Board of Directors of Venture Lending & Leasing, V, Inc. (the “Fund” or “Fund V”) has issued this proxy statement to solicit proxies for use at the Annual Shareholder Meeting of the Fund to be held at 11:00 AM, Pacific time, on May 9, 2007, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, and at any adjournments thereof (collectively, the “Meeting”).  At the Meeting, the election of five members of the Board of Directors of Fund V and the ratification of the appointment of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending on December 31, 2007 will be considered and voted upon (the “Proposals”).  This Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, will be first delivered on or about April 16, 2007.

On March 31, 2007, the record date for the Meeting (“Record Date”), there were 100,000 shares of Common Stock, $.001 par value (“Shares”) of Fund V outstanding and entitled to vote.  For a shareholder’s Shares to be represented at the Meeting, the shareholder must allow sufficient time for the proxy to be received by May 7, 2007.  A shareholder may attend and vote at the Meeting in person, or may complete, date and sign the enclosed proxy card and return it by fax.  A shareholder may revoke a proxy at any time before it is exercised by notifying the Secretary of the Fund in writing at the above address, or by attending the Meeting and voting in person.  The Fund’s Board of Directors does not have a formal policy regarding whether directors will attend annual shareholder meetings.  The Fund expects that the meeting will be conducted by proxy, with no shareholders attending.  Should a shareholder indicate an intention to attend the Meeting and discuss items on the agenda, the Secretary of the Fund would so inform the directors, who might then elect to attend.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon.  Unless a shareholder marks a proxy with contrary instructions, a proxy will be voted “for” the matter listed in the accompanying Notice of Annual Shareholder Meeting and “for” any other matters deemed appropriate.  If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or is marked with an abstention (collectively “abstentions”), the Shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote “for” or “against” a matter and will be disregarded in determining the “votes cast” on an issue.  Therefore, with respect to the Proposals, abstentions will be disregarded and will have no effect on the approval of the Proposals.

A majority of the Shares of the Fund must be present in person or by proxy to constitute a quorum to transact business at the Meeting with respect to the Fund.  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of the Shares of the Fund represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies which they are required to vote “for” the Proposals in favor of such adjournment, and will vote those proxies which they are required to vote “against” the Proposals against such adjournment.  A shareholder vote may be taken on one or both Proposals prior to such adjournment if sufficient votes have been received.

Approval of each of the Proposals requires a plurality of all votes cast by the Fund’s shareholder at a meeting at which a quorum is present.  100% of the Fund’s outstanding Shares are owned by Venture Lending & Leasing V, LLC (the “LLC”).  The LLC in turn is owned by its members (the “LLC Members”).  The Operating Agreement of the LLC grants the LLC Members pass-through voting rights, meaning that the LLC, as the sole shareholder of the Fund, may take no action as shareholder of the Fund without first securing the approval of the LLC Members, with the same vote required of the LLC Members as is required of the shareholder of the Fund.  Accordingly, approval of each of the Proposals requires the prior approval of the holders of at least a plurality of the outstanding shares of membership interest of the LLC (the “LLC Shares”).

Annex A to this Proxy Statement sets forth information about the beneficial owners and “groups” of beneficial owners (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (“Exchange Act”), who beneficially owned more than 5% of the outstanding Shares of the Fund as of the Record Date, and about the Share ownership of the Board of Directors and executive officers of the Fund.

Proxy solicitation will be made primarily by e-mail and fax, but proxy solicitations also may be made by mail, telephone calls or personal meetings conducted by officers and employees of the Fund and Westech Investment Advisors, Inc. (“Westech Investment Advisors”).  The costs of the proxy solicitation and the preparation of this proxy statement will be borne by the Fund.

Election of Directors  (Proposal 1) – General Matters

All the nominees have consented to serve as directors of the Fund if elected.  If elected, each nominee will serve until the next annual shareholder meeting or until his successor is elected and shall have qualified.  Unless a shareholder gives contrary instructions on the proxy card, Shares voted by proxy will be voted in favor of the election of these nominees.  If any of the nominees should withdraw or otherwise become unavailable for election, Shares represented by proxy will be voted in favor of such other nominee whom management recommends.

These nominees, if elected, will constitute the entire Board of Directors of the Fund.  To be elected, each nominee must receive the favorable vote of a plurality of the Shares of the Fund represented at the Meeting in person or by proxy.

The directors of the Fund that are not “interested persons” of the Fund, as defined under the Investment Company Act of 1940 (the “Independent Directors”), constitute its Audit Committee.  The Audit Committee reviews the scope and results of the Fund’s annual audit with the Fund’s independent registered public accounting firm and recommends the engagement of the independent registered public accounting firm.  The Fund’s Board of Directors has adopted a written charter for the Audit Committee, the current version of which is attached to this proxy statement as Annex B.  The Audit Committee Charter requires that the Fund’s Board of Directors determine whether one or more members of the Audit Committee will be a designated “financial expert” as defined in rules adopted by the Securities and Exchange Commission.  The Board has determined not to designate a financial expert, based on its belief that all the current members of the Board of Directors possess a high degree of experience and sophistication in financial and/or accounting matters, and that the designation of a financial expert would not appreciably improve the workings of the Board.

The Independent Directors of the Fund also constitute its Nominating Committee.  The Nominating Committee is responsible for the nomination of persons to serve as members of the Board of Directors of the Fund, and has sole discretion to nominate the Independent Directors.  The Charter of the Nominating Committee is attached to this proxy statement as Annex C.  The Nominating Committee will consider nominees recommended by LLC Members.  Proposed nominations should be submitted to the attention of the Secretary of the Fund, c/o Westech Investment Advisors, 2010 No. First Street, Suite 310, San Jose, California  95131.  Any LLC Member wishing to send communications to the Board should submit such communications in the same fashion.

The Nominating Committee has not set minimum qualifications that must be met by director nominees.  Each candidate will be evaluated by the Nominating Committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an Independent Director, as well as his or her compatibility with respect to business philosophy and style.  All of the Fund’s current Independent Directors were recommended to the Nominating Committee by Westech Investment Advisors.  In addition to the factors described above, the Nominating Committee considered that fact that all of the Independent Directors have been directors of prior business development companies managed by Westech Investment Advisors with investment programs similar to that of the Fund, and thus are conversant with the investment program of the Fund and related issues.

Because the executive officers of the Fund do not receive compensation for their services to the Fund, the Fund does not have a compensation committee.

No compensation was paid to the directors by the Fund during the year ended December 31, 2006.  During such fiscal year, Messrs. McCaffery and Glynn served on the board of directors of Venture Lending & Leasing IV, Inc. (“Fund IV”), a registered investment company for which Westech investment Advisors also serves as the investment manager, and received $12,000 and $11,000, respectively, from Fund IV as compensation for their services as directors during that year.

.

For 2007, the Fund’s Independent Directors will each receive an annual fee from the Fund of $10,000.  Such directors will also be reimbursed by the Fund for their expenses in attending meetings of the Board of Directors or any committee thereof and receive a fee for attendance in person at any meeting at a per diem rate of $1,000.  The Chair of the Fund’s Audit Committee will also receive an annual retainer fee in the amount of $5,000.  The Fund’s directors who are “interested persons” of the Fund, as defined in the Investment Company Act of 1940, receive no compensation from the Fund for their services as directors.

Ratification of Appointment of Independent Registered Public Accounting Firm (Proposal 2) – General Matters

The Audit Committee of the Fund, comprised of the Independent Directors, recommended the appointment of Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for fiscal year ending December 31, 2007, which appointment was unanimously approved by the Board of Directors of the Fund.  More information on Deloitte & Touche LLP is set forth below.

Proposal 1

TO ELECT FIVE DIRECTORS OF THE FUND

The following table provides information concerning each nominee for election to the Board of Directors of Fund V.  Each of our directors serves until a successor is elected and qualified or until the director’s earlier death, resignation, or removal.  The address of each nominee is c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131.

Name of Nominee for Director	Age	Positions(s) Held with Fund	Director Since	Principal Occupation(s) During Past 5 Years and Other Directorships in Publicly Held Companies	Number of Portfolios in Fund Complex Overseen by Nominee	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Fund as of March 31, 2007
Independent Directors
John W. Glynn	66	Director	2007	President and Manager of Glynn Capital Management LLC, an investment management firm, and the Managing Partner of Glynn Ventures IV and V.	One	$50,001-$100,000 (1)
Michael G. McCaffery	53	Director	2007

Managing Director and Chief Executive Officer, Makena Capital Management, an investment management firm, since 2006; President and Chief Executive Officer of Stanford Management Company (2000-2005).  Mr. McCaffery serves as a director of KB Home and Thomas Weisel Partners Group, Inc.

					One	Over $100,000 (1)
Roger V. Smith	65	Director	2007	Founder and President, Smith Venture Group, advisory service for venture capital companies, since 1994.	One	$10,001-$50,000 (1)

Non-Independent Directors
Salvador O. Gutierrez (2)	63	Director	2006	President and director of Westech Investment Advisors.	Two (the Fund and Venture Lending & Leasing IV, Inc.)	Over $100,000 (1)
Ronald W. Swenson (2)	62	Director, Chairman, Chief Executive Officer, President	2006	Chief Executive Officer and director of Westech Investment Advisors.	Two (the Fund and Venture Lending & Leasing IV, Inc.)	Over $100,000 (1)

(1)

Represents indirect ownership of Shares in the Fund held by the LLC.  The director beneficially owns a membership interest in the LLC, which owns 100% of the Fund’s Shares.  As a result, the director may be deemed to be a beneficial owner of a portion of the Shares of the Fund.  As of March 31, 2007, the Fund’s equity was $30 million.  Because there is no trading market for the Fund’s Shares, this equity amount was used to determine a per Share value of $300.  This per Share value was then used to determine the aggregate dollar range of equity securities in the Fund that may be deemed to be beneficially owned by the director.  The director disclaims beneficial ownership of the Shares except to the extent of his pecuniary interest in the LLC, and the inclusion of the Shares in the above table shall not be deemed an admission of beneficial ownership of the Shares for purposes of Section 16 of the Exchange Act, or for any other purpose.

(2)

Because of Messrs. Gutierrez’s and Swenson’s positions with Westech Investment Advisors, the Investment Manager of the Fund, they are “interested persons” of the Fund.

(3)

The Fund and Fund IV.

During the year ended December 31, 2006, the Board of Directors of the Fund met one time.  The Audit and Nominating Committees were organized in February 2007, and thus did not meet during the year ended December 31, 2006.

Proposal 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Fund, comprised of the Independent Directors, recommended the appointment of Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2007, and such appointment was unanimously approved by the Board of Directors of the Fund.  Information concerning Deloitte  & Touche LLP is set forth in the Audit Committee Report and under “Other Information” below.

AUDIT COMMITTEE REPORT

Because the Fund did not commence operations until 2007 and no Annual Report on Form 10-K was filed with regard to the year ended December 31, 2006, no audit committee report is included herein.

Other Information

Manager.  The Fund is a party to a Management Agreement dated as of February 21, 2007 between the Fund and Westech Investment Advisors.  The Management Agreement was last approved by the Fund’s Board of Directors at a meeting held on February 16, 2007.  No compensation was paid by the Fund to Westech Investment Advisors pursuant to the Management Agreement during the year ended December 31, 2006.

Westech Investment Advisors, the Investment Manager, is a corporation that is a registered investment adviser under the Investment Advisers Act of 1940.  Messrs. Swenson and Gutierrez are executive officers of Westech Investment Advisors, and each own 50% of its voting securities.  Westech Investment Advisor’s principal business address, and the principal business address of Messrs. Swenson and Gutierrez, is 2010 North First Street, Suite 310, San Jose, CA 95131.

Independent Registered Public Accounting Firm.  Effective February 2007, Deloitte was appointed as the Fund’s independent registered public accounting firm.  The Audit Committee has considered the independence of Deloitte, and has concluded that Deloitte’s provision of the non-audit services contemplated to be provided by Deloitte is compatible with maintaining auditor independence.  Representatives of Deloitte are not expected to be present at the Meeting.

No fees were charged by Deloitte to the Fund for services provided in the fiscal year ended December 31, 2006.

Executive Officers of the Fund.  The following are the executive officers of the Fund other than Mr. Swenson.  The address of each officer is c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131.

Name and Position With Fund	Age	Principal Occupation and Business History
Martin D. Eng, Vice President and Chief Financial Officer, Secretary and Treasurer	55

Vice President and Chief Financial Officer, Secretary and Treasurer of Westech Investment Advisors since 2005; Vice President and Corporate Treasurer of PeopleSoft, Inc., 2004-2005; Assistant Treasurer of CNF Inc., 2000-2004.

Brian R. Best, Vice President and Assistant Secretary	40	Vice President of Westech Investment Advisors; various other positions with Westech Investment Advisors since 1997.

Jay L. Cohan, Vice President	41	Vice President of Westech Investment Advisors; various other positions with Westech Investment Advisors since 1999.
David R. Wanek, Vice President	34	Vice President of Westech Investment Advisors; various other positions with Westech Investment Advisors since 2000.
Maurice C. Werdegar, Vice President	41	Vice President of Westech Investment Advisors; various other positions with Westech Investment Advisors since 2001.

Compensation of Executive Officers.  Executive officers of the Fund do not receive any compensation for their services to the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance.  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and beneficial owners of more than ten percent of our capital shares registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, to file initial reports of ownership and reports of changes in ownership of our capital shares with the Securities and Exchange Commission, and to provide copies of such reports to us.   Based on our review of the copies of beneficial ownership reports received by us, we believe that, during the fiscal year ended December 31, 2006, all of our officers, directors and beneficial owners filed such reports, but on a delayed basis.  The filers were unaware of their obligation to file the reports by the effective date of the Fund’s registration statement, and promptly filed such reports upon learning of such obligation.

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Submission of Shareholder Proposals.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Fund, at 2010 North First Street, Suite 310, San Jose, CA 95131.  To be included in the proxy for the next Annual Meeting of Shareholders, proposals should be received prior to January 31, 2008.

Other Matters to Come Before the Meeting.  The Fund does not intend to present any other business at the Meeting, nor is it aware of any shareholder that intends to do so.  If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

April 16, 2007

ANNEX A

Beneficial Ownership of Fund Shares

As of March 31, 2007, there were 100,000 shares of Common Stock of Fund V, $0.001 par value, issued and outstanding, all owned by Fund V’s sole shareholder, the LLC.

Under the LLC’s Operating Agreement, the LLC may take no action as shareholder of Fund V without first soliciting and/or taking instructions from the LLC members, to the same extent as if the member of the LLC were shareholders of Fund V, with ownership interests therein identical to their respective ownership of LLC Shares in the LLC.  Accordingly, for purposes of the tables below, the respective ownership of LLC Shares by the members of the LLC is addressed as if such members owned an identical pro rata interest in the outstanding shares of Fund V.

Beneficial Owners of More Than 5% of Fund V Shares as of the Record Date

Name and Address of Shareholder*	Number and Percentage of Shares Beneficially Owned
Venture Lending & Leasing V, LLC	100,000; 100%
Westech Investment Advisors, Inc.**	100,000; 100%
Siguler Guff Advisers, LLC***	12,950; 12.95%
Rocket Investments Pte Ltd****	9,250; 9.25%
Makena Capital Management****	9,250; 9.25%
Gordon E. and Betty I. Moore Foundation****	9,250; 9.25%
Pfizer, Inc.****	9,250; 9.25%
The Board of Trustees of the Leland Stanford Junior University****	9,250; 9.25%
Siguler Guff Capital Partners (VLLI 5), LLC****	9,250; 9.25%
University of Notre Dame du Lac****	7,400; 7.40%

* Each of the shareholders listed in this Annex may be contacted c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131.

** Westech Investment Advisors may be deemed to be a beneficial owner of the 100,000 shares of Fund V owned by the LLC by virtue of its position as the managing member of the LLC.

*** Siguler Guff Advisers, LLC may be deemed to be an indirect beneficial owner of 12.95% of the shares by virtue of the fact that it may be deemed to beneficially own 12.95% of the membership interests in the LLC (9.25% of which are owned directly by Siguler Guff Capital Partners (VLLI 5), LLC and 3.7% of which are owned directly by Siguler Guff Capital Partners Netherlands Master Fund, LP).  Siguler Guff Advisers, LLC

is the Manager of Siguler Guff Capital Partners (VLLI 5), LLC and the General Partner of Siguler Guff Capital Partners Netherlands Master Fund, LP.

****  Each is an indirect beneficial owner of more than 5% of the shares by virtue of owning more than a 5% membership interest in the LLC.

Beneficial Ownership of Fund V Shares by Fund Directors and Executive Officers as of the Record Date

Name and Address of Shareholder*	Number and Percentage of Shares Beneficially Owned
Ronald W. Swenson**	100,000; 100%
Salvador O. Gutierrez**	100,000; 100%
Michael G. McCaffery***	9,250; 9.25%
All directors and executive officers as a group (10 persons)****	100,000; 100%

Other than Messrs. Swenson, Gutierrez and McCaffery, no director or executive officer of Fund V may be deemed to beneficially own in excess of 1% of the Shares outstanding.

* Each of the shareholders listed in this Annex may be contacted c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131.

**  Each of Messrs. Swenson and Gutierrez may be deemed to be an indirect beneficial owner of the 100,000 shares of Fund V owned by the LLC by virtue of his relationship to Westech Investment Advisors, the managing member of the LLC.  Each of Messrs. Swenson and Gutierrez is a 50% shareholder and an officer and director of Westech Investment Advisors.

***  Mr. McCaffery may be deemed to be an indirect beneficial owner of 9.25% of the shares by virtue of the fact that he may be deemed to beneficially own a 9.25% membership interest in the LLC which is owned directly by Makena Capital Management.  Mr. McCaffery is the Managing Director and Chief Executive Officer of Makena Capital Management.

**** Other than as set forth above with regard to Messrs. Swenson, Gutierrez and McCaffery, each is an indirect beneficial owner of shares by virtue of owning a membership interest in the LLC.  If the 100,000 shares that are owned by the LLC and may be deemed to be beneficially owned by Messrs. Gutierrez and Swenson are disregarded, the directors and executive officers, as a group, beneficially own 10,972, or 10.972%, of the outstanding shares.

PROXY

Venture Lending & Leasing V, Inc.

Annual Meeting of Shareholders – May 9, 2007

The undersigned hereby appoints as proxies Martin D. Eng, Salvador O. Gutierrez, Ronald W. Swenson and each of them (with power of substitution) to vote for the undersigned all shares of Common Stock, $0.01 par value (“Shares”) of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present.  The Shares represented by this proxy will be voted as instructed.  Unless otherwise indicated to the contrary for a proposal, this proxy shall be deemed to grant authority to vote “FOR” the proposal.  This proxy is solicited on behalf of the Board of Directors of Venture Lending & Leasing V, Inc.

Please sign and date this proxy and return it by fax to Westech Investment Advisors, attention Lynda Colletta, at (408) 436-8625.

Please indicate your vote by an “X” in the appropriate box below.  The Board of Directors recommends a vote “FOR” the proposals below.

Election of John W. Glynn, Salvador O. Gutierrez, Michael G. McCaffery, Roger V. Smith, and Ronald W. Swenson as Directors of the Fund (strike out names of an individual nominee to withhold authority to vote for that nominee)

	FOR ______	AGAINST ______	ABSTAIN ______
Ratification of the selection of Deloitte & Touche LLP to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2007.	FOR ______	AGAINST ______	ABSTAIN ______

Continued and to be signed on the next page.

If Shares are held jointly, each Shareholder named should sign.  If only one signs, his or her signature will be binding.  If the Shareholder is a corporation, the President or Vice President should sign in his or her own name, indicating title.  If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a “Partner.”  If the Shareholder is a trust, an authorized officer of the Trustee should sign, indicating title.

Please sign exactly as the Shares are registered (indicated below)

________________________________________________

(Signature of Shareholder; indicate name and title below if applicable)

Dated ______________, 2007

ANNEX B

CHARTER FOR THE AUDIT COMMITTEE

OF

VENTURE AND LENDING LEASING V, INC.

This Charter sets forth the purpose, authority, and responsibilities of the Audit Committee of the Board of Directors of Venture Lending & Leasing V, Inc. (the “Fund”).  The Charter will be reviewed and approved annually by the Board of Trustees of the Fund.

Purpose

The Audit Committee has as its primary purpose, among other things, oversight responsibility for the integrity of the Fund’s financial reporting and for the adequacy of the Fund’s overall system of internal controls.

Authority

The Audit Committee has been duly established by the Board of Directors of the Fund, and shall be provided with appropriate resources to discharge its responsibilities effectively.

Composition and Term of Members of the Audit Committee

The Audit Committee shall be composed of not less than two members of the Board of Directors who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”), each of whom is able to read and understand financial statements.  As required by Section 301 of the Sarbanes-Oxley Act of 2002, the members of the Audit Committee may not accept any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Audit Committee, as a member of another Committee of the Board of Directors, or as a member of the Board of Directors), or be an affiliated person of the Fund.  As required by Section 407 of the Sarbanes-Oxley Act of 2002, the Board will determine whether one or more members of the Audit Committee will be a designated “financial expert” as defined in rules adopted by the Securities and Exchange Commission to implement that requirement.

The members of the Board of Directors who are members of the Audit Committee are listed in Exhibit A hereto.  The members of the Audit Committee shall designate one member to serve as Chair of the Audit Committee.  Each member of the Audit Committee shall serve until a successor is appointed.

Meetings

The Audit Committee shall meet two times a year, with additional meetings being held as deemed appropriate by the Chair of the Committee.  Counsel to the Independent Directors of the Fund will serve as counsel to the Audit Committee, and will be responsible for preparing and maintaining minutes of the meetings of the Audit Committee.  Minutes of each such meeting will be circulated to all members of the Audit Committee in a timely manner.

Responsibilities of the Audit Committee

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the Fund and its shareholders, potential shareholders, and the investment community relating to accounting matters and reporting practices of the Fund and to the quality and integrity of the financial statements of the Fund.  In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board of Directors, the independent public accountants, and the individuals at Westech Investment Advisors Inc. (“Westech”), who provide financial and executive management of the Fund (“Management”).

In carrying out these responsibilities, the Audit Committee shall perform the following functions:

1.

Review and recommend to the Board of Directors which independent public accountants should be selected to audit the books of the Fund.

2.

Evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to Management, or consulting services to the Fund or other funds advised by Westech, and to receive the specific representations of the independent public accountants as to their independence.  Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Fund as required by Section 201 of the Sarbanes-Oxley Act of 2002, any preapproval requests submitted by the independent public accountants as required by Section 202 of that Act, the audit partner rotation requirement in Section 203 of that Act, the conflict of interest requirements in Section 206 of that Act, and any improper influence on the conduct of audits in Section 303 of that Act.

3.

Meet with the independent public accountants and Management to review the scope of the proposed audit work, including limited reviews and such other procedures as may be considered necessary and/or appropriate for the current year, and the procedures to be used.  At the completion of the annual examination, review the Fund's financial statements and related footnotes, the independent public accountants' report thereon, any significant changes required in the independent public accountants' audit plan, any serious difficulties or disputes with Management encountered during the course of the audit, and any other matters related to conduct of the audit that are to be communicated to the Audit Committee under generally accepted auditing standards.

4.

Review with the independent public accountants and with Management the adequacy and effectiveness of the accounting and financial controls of the Fund, and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed procedures are desirable.  Review responses by Management to recommendations for improvement made by the independent public accountants.  The Audit Committee will receive and review the certifications required by Section 302 of the Sarbanes-Oxley Act of 2002, and the related information and reports required of Management by rules adopted from time to time under Section 30(a) of the 1940 Act, and will be responsible for developing and adopting a Code of Ethics for senior financial officers of the Fund as required in Section 406 of the Sarbanes-Oxley Act of 2002.

5.

Review periodically with the independent public accountants the form of the Fund's financial statements, including the Fund’s significant accounting policies disclosed in the notes thereto, to determine that the independent public accountants are satisfied with the disclosure and content of the financial statements presented to the shareholders.  Any changes in significant accounting policies should be reviewed.

6.

Provide the independent public accountants with the opportunity to meet at least annually in Executive Session with the members of the Audit Committee without representatives of Management being present.  Among the items to be discussed in these meetings are the independent public accountants' evaluation of Management's financial and accounting personnel, and the cooperation that the independent public accountants received during the course of their audit.  The Audit Committee will also receive the report of the independent public accountants required by Section 204 of the Sarbanes-Oxley Act of 2002.

7.

Meet to evaluate the performance of the independent public accountants at least annually without representatives of the independent public accountants being present.

8.

Review fees of the independent public accountants in relation to services provided to the Fund.

9.

Investigate any improprieties or suspected improprieties in the Fund’s operations.  In particular, the Audit Committee will be responsible for the receipt, retention, and consideration of complaints received regarding accounting, internal accounting controls, or auditing matters affecting the Fund, and will receive, retain, and consider confidential, anonymous submissions by employees of the Fund of concerns regarding questionable accounting or auditing matters as contemplated by Section 301 of the Sarbanes-Oxley Act of 2002.

10.

Review the reports of the Pricing Committee describing all pricing and liquidity determinations in accordance with the Fund's Pricing Procedures.

11.

Review violations of the Fund’s or Management's Code of Ethics and determine what action should be taken, if any.

12.

Consider requests for exemption from the Fund’s Code of Ethics.

13.

Review the Fund’s use of broker-dealers.

14.

Review the Fund’s payment of commissions, including the use of commissions to obtain research (“soft dollars”).

15.

Summarize the proceedings of all meetings of the Audit Committee at meetings of the Board of Directors of the Fund.

16.

Cause an investigation to be made into any matter that comes to the attention of the Audit Committee within the scope of its duties, with the power to retain special counsel, accountants, or others for this purpose if, in its judgment, that is appropriate.

17.

Consider such other matters as may be from time to time referred to the Audit Committee by the Board of Directors of the Fund.

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should be and should remain flexible so that it can react to changing conditions and environments and to assure the Board of Directors of the Fund and shareholders of the Fund that the accounting and reporting practices of the Fund are in accordance with all requirements, are of the highest quality, and are consistent with “best practices” of the investment company industry.

Effective as of February 2007.

ANNEX C

CHARTER FOR THE NOMINATING COMMITTEE

OF

VENTURE LENDING & LEASING V, INC.

This Charter sets forth the purpose, authority, and responsibilities of the Nominating Committee of the Board of Directors of Venture Lending & Leasing V, Inc. (the “Fund”).  The Charter will be reviewed and approved annually by the Board of Directors of the Fund.

Purpose

The Nominating Committee has as its primary purpose, among other things, responsibility for the nomination of one or more persons to serve as a member of the Board of Directors of the Fund.

Authority

The Nominating Committee has been duly established by the Board of Directors of the Fund, and shall be provided with appropriate resources to discharge its responsibilities effectively.

Composition and Term of Members of the Nominating Committee

The Nominating Committee shall be composed of all the members of the Board of Directors who are not “interested persons” of the Fund (“Independent Director”) as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“1940 Act”).  The members of the Board of Directors who are members of the Nominating Committee are listed in Exhibit A hereto.  The members of the Nominating Committee shall designate one member to serve as Chair of the Nominating Committee.  Each member of the Nominating Committee shall serve until a successor is appointed.

Meetings

The Chair of the Nominating Committee shall call meetings on an “as needed” basis.  Meetings may be held as often as deemed appropriate by the Chair of the Nominating Committee.  Counsel to the Independent Directors of the Fund will serve as counsel to the Nominating Committee, and will be responsible for preparing and maintaining the minutes of the meetings of the Nominating Committee.  Minutes of each such meeting will be circulated to all members of the Nominating Committee in a timely manner.

Responsibilities

The Nominating Committee shall provide assistance to the Board of Directors in fulfilling its responsibilities to the shareholders of the Fund.

Functions of the Committee

1.

As required by Rules 10f-3, 12b-1, 15a-4, 17a-7, 17a-8, 17d-1, 17e-1, 17g-1, and 18f-3 under the 1940 Act, the Nominating Committee shall nominate persons to become Independent Directors.  The Nominating Committee shall evaluate the qualifications of a candidate to become an Independent Director and his or her independence from Westech Investment Advisors Inc. (“Westech”), and other principal service providers to the Fund.  A candidate must be “disinterested” in terms of both the letter and the spirit of Section 2(a)(19) of the 1940 Act, as well as satisfy the requirements of Section 301 of the Sarbanes-Oxley Act of 2002.  The Committee shall also consider the effect of any relationships beyond those delineated in that Act that might impair the independence of a candidate, such as business, financial, or family relationships with Westech, or other principal service providers.

2.

Candidates may be recommended by members of the Nominating Committee and by members of the Board of Directors.  Each candidate will be evaluated by the Nominating Committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an Independent Director, as well as his or her compatibility with respect to business philosophy and style.  The members of the Nominating Committee may conduct an in-person interview of each viable candidate using a standardized questionnaire.  When all of the viable candidates have been evaluated and interviewed, the Nominating Committee shall determine which of the viable candidates should be presented to the Board of Directors for selection to become a member of the Board of Directors.

3.

The Nominating Committee shall periodically review the corporate governance procedures of the Board of Directors and shall recommend any appropriate changes to the Board of Directors.

4.

The Nominating Committee shall periodically review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those persons who are already members of the Board of Directors.

5.

The Nominating Committee shall periodically review the compensation received by Independent Directors and shall recommend any appropriate changes to the level or form of such compensation to the Independent Directors as a group.

Nominations with respect to Other Committees of the Board

1.

The Nominating Committee shall make nominations for membership on all of the Committees created by the Board of Directors and shall review such assignments at least annually.

2.

The Nominating Committee shall review, as necessary, the responsibilities of each of the Committees created by the Board of Directors, including whether there is a continuing need for the Committee, whether there is a need for the Board of Directors to create any additional Committees, and whether any of the existing Committees should be combined or reorganized.  The

Nominating Committee shall make recommendations for any such action to the Board of Directors.

Retirement Policies

1.

It shall be the policy of the Nominating Committee that Independent Directors will retire from active service on the Board of Directors by the end of the year in which they reach their 72nd birthday.

Other Powers and Responsibilities

1.

The Nominating Committee shall monitor the performance of independent legal counsel employed by the Independent Directors as defined in Rule 0-1 under the 1940 Act, and shall be responsible for the supervision of such independent legal counsel.

2.

The Nominating Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.

The Nominating Committee shall consider such other matters as may be referred to it from time to time by the Board of Directors.

Effective as of February 2007.